LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT ("Agreement"), made this 18th day of February, 2025, by and between **WIDEPOINT CORPORATION,** a Delaware corporation, **WIDEPOINT INTEGRATED SOLUTIONS CORP**., a Virginia corporation, **WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION,** a Virginia corporation, **WIDEPOINT MOBILE CORPORATION,** a Virginia corporation, **IT AUTHORITIES, INC.,** a Florida corporation and **WIDEPOINT GLOBAL SOLUTIONS, INC**., a Delaware corporation (jointly and severally, the "Borrower"); and **OLD DOMINION NATIONAL BANK** ("Lender").

WITNESSETH

WHEREAS, pursuant to the terms of that certain Loan and Security Agreement dated February 29, 2024 (the "Loan Agreement"), Lender made a revolving line of credit loan to Borrower in the maximum principal amount that may be advanced and outstanding at any given time of **FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00)**, plus interest thereon (the "Loan"); and

WHEREAS, Borrower's obligation to repay the Loan is evidenced by that certain Promissory Note dated February 29, 2024, made by Borrower in favor of Lender (the "Note"); and

WHEREAS, the Loan was due and payable in full on or before February, 28, 2025 (the "Maturity Date"); and

WHEREAS, the Borrower has requested an extension of the Maturity Date; and

WHEREAS, the Lender has agreed to make such extension upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. EXTENSION OF MATURITY DATE. The Maturity Date shall be and hereby is extended to February 28, 2026, on which date, if not sooner paid, the entire principal balance of the Loan and all accrued and unpaid interest thereon shall be due and payable.

2. ACKNOWLEDGEMENT OF PRINCIPAL BALANCE. The unpaid principal balance as of the date of this Agreement is $0.00.

3. LOAN MODIFICATION FEES AND EXPENSES. Contemporaneously herewith, Borrower shall pay Lender a loan extension fee in the amount of $10,000.00. In addition, Borrower shall reimburse Lender for all costs and expenses incurred in so modifying the Loan, including, but not limited to, reasonable attorneys' fees.

4. MODIFICATION OF LOAN DOCUMENTS. To the extent that the Loan Documents refer to the original Maturity Date, the Loan Documents are hereby modified to reflect the extension thereof as provided in Section 1 hereof.

5. REAFFIRMATION. Except as modified herein, all of the other provisions of the Loan Documents shall remain unchanged, and such documents, as modified by this Agreement, are hereby ratified and reaffirmed as of the date hereof and shall remain in full force and effect.

6. WAIVERS. The Borrower hereby waives any and all set-offs, claims, and defenses of any kind or nature that the Borrower may have against the Lender with respect to the Borrower's obligation to repay the Loan in accordance with the Loan Documents as modified hereby, or with respect to the Borrower's other obligations under the Loan Documents.

7. MISCELLANEOUS.

a. *Headings/Definitions*. The Article and Section headings or captions appearing in this Agreement are for convenience only, are not part of this Agreement, and are not to be considered in interpreting this Agreement. To the extent not defined herein, all terms shall have the meanings ascribed to them in the Loan Agreement.

b. *Governing Law*. This Agreement and the rights and obligations of the parties hereto shall be governed by the laws of the Commonwealth of Virginia.

c. *Time*. Time is of the essence in this Agreement and the performance of the terms and conditions hereof.

d. *Binding Effect*. All covenants, agreements, warranties, and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

e. *Counterparts*. This Agreement may be executed in any number of identical counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument.

f. *Construction of Agreement*. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation.

g. *Severability*. If any of the terms and conditions hereof shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any of the other terms and conditions hereof, and the terms and conditions hereof shall thereafter be construed as if such invalid, illegal, or unenforceable terms or conditions had never been contained herein.

h. *Not a Novation*. The terms of the Loan except as specifically set forth herein shall not be deemed modified or changed. It is specifically agreed that the Loan has not been satisfied hereby.

It is the express agreement of the parties that this Agreement is not either: (i) a novation of the Loan, or (ii) a substitution of any new debt or liability to Lender for any existing debt or liability.

i. *Entire Agreement; Modification.* This written Agreement constitutes the entire and complete agreement between the parties hereto and supersedes any prior oral or written agreements between the parties with respect to the matters discussed herein. No modification of this Agreement and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by the parties hereto.

j. RELEASE. BORROWER HEREBY RELEASES, REMISES, ACQUITS, AND FOREVER DISCHARGES LENDER AND EACH OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS, AND ASSIGNS FROM ANY AND ALL MATTERS OR CLAIMS, ACTIONS, CAUSES OF ACTION, SUITS, DEBTS, AGREEMENTS, AND DEMANDS WHATSOEVER WHETHER KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY AFFIRMATIVE DEFENSES, COUNTERCLAIMS, SETOFFS, DEDUCTIONS, OR RECOUPMENTS) WHICH BORROWER NOW OR HEREAFTER MAY HAVE AGAINST LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS, AND ASSIGNS BY REASON OF ANY ACT, OMISSION, CAUSE, MATTER, OR THING WHATSOEVER EXISTING OR DONE TO THE DATE OF THIS AGREEMENT.

SIGNATURES APPEAR ON FOLLOWING PAGES

WITNESS the following signatures and seals:

BORROWER:
WIDEPOINT CORPORATION

By: ______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________________(SEAL)
Notary Public

My Commission expires: 05/31/2028 Registration #: 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: _______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT INTEGRATED SOLUTIONS CORP., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

_______________________________(SEAL)
Notary Public

My Commission expires: 05/31/2028 Registration #: 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: ______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

Katelyn Lim (SEAL)
Notary Public

My Commission expires: 05/31/2028 Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT MOBILE CORPORATION

By: ______________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT MOBILE CORPORATION, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

______________________(SEAL)
Notary Public

My Commission expires: 05/31/2028 Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

IT AUTHORITIES, INC.

By: ____________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of IT AUTHORITIES, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

____________________(SEAL)
Notary Public

My Commission expires: 05/31/2028 Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

WIDEPOINT GLOBAL SOLUTIONS, INC.

By: ______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 18 day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid personally appeared ROBERT GEORGE, and acknowledged himself to be the Chief Financial Officer of WIDEPOINT GLOBAL SOLUTIONS, INC., and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

WITNESS MY Hand and Notarial Seal.

Katelyn Lim (SEAL)
Notary Public

My Commission expires: 05/31/2028 Registration # : 00291478

KATELYN LIM
NOTARY PUBLIC
REG # 00291478
MY COMMISSION EXPIRES 5/31/2028
COMMONWEALTH OF VIRGINIA

LENDER:
OLD DOMINION NATIONAL BANK

By: ______________________ (SEAL)
Name: Vishal Gandhi
Title: SVP/Officer

COMMONWEALTH OF VIRGINIA :
: to wit:
CITY/COUNTY OF Fairfax :

I HEREBY CERTIFY that on this 19th day of February, 2025, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared Vishal Gandhi and acknowledged herself/himself to be the SVP/officer of OLD DOMINION NATIONAL BANK, and that she/he, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

IN WITNESS MY Hand and Notarial Seal.

______________________ (SEAL)
Notary Public

My Commission expires: 2/28/2026

Registration #: 304164

KIM H. MA
NOTARY PUBLIC
REG. #304164
MY COMMISSION EXPIRES 2/28/2026
COMMONWEALTH OF VIRGINIA